UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 14, 2011
Date of Report (Date of earliest event reported)

SONO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51583	98-0441019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2533 N. Carson Street, Suite 125 Carson City, Nevada 89706	89706
(Address of principal executive offices)	(Zip Code)

(775) 348-9330
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Effective March 14, 2011, Sono Resources, Inc. (the "Company") entered into a Share Purchase Agreement (the "Agreement") with Tignish (PTY) Ltd. ("Tignish") and Bonnyridge (PTY) Ltd. ("Bonnyridge") for the Company to purchase 95% of the issued and outstanding shares of Bonnyridge, which is the legal and beneficial owner of three mineral license blocks located in northwestern Botswana, Africa. Both Tignish and Bonnyridge are companies incorporated under the laws of Botswana.

Tignish is the registered and beneficial owner of 950 common shares of Bonnyridge (the "Purchased Shares"), representing 95% of the issued and outstanding shares of Bonnyridge. Pursuant to the Agreement, Tignish has agreed to sell, and the Company has agreed to purchase, the Purchased Shares for the following consideration: (i) an initial cash payment of US$200,000 within three days of execution of the Agreement; (ii) a further cash payment of US$100,000 on or before the Closing Date (which shall be on or before April 29, 2011, unless otherwise agreed by the parties to the Agreement in writing); and (iii) 6,500,000 restricted common shares of the Company on or before the Closing Date.

A copy of the Agreement is attached as Exhibit 10.1 to this Current Report.

SECTION 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April 5, 2011, Marcus Johnson resigned as President and Chief Executive Officer and as a director of the Company. Also effective April 5, 2011, the Company appointed Peter Wilson as President and Chief Executive Officer and a director, William D. Thomas as Chief Financial Officer and a director, and Paul Robert Lindsay as a director of the Company.

As a result, the Company's current directors and Executive Officers are as follows:
Name	Position
Peter Wilson	President, Chief Executive Officer and a director
William D. Thomas	Chief Financial Officer and a director
Paul Robert Lindsay	Director
Angelo Viard	Director

The following provides a description of the background and business experience of the Company's new Executive Officers and directors:

Peter G. Wilson. During the past 20 years, Mr. Wilson has been involved in senior level management of public companies through his private investment firm which is based in Vancouver, Canada. His experience spans a wide range of project finance, development and contract negotiations within the mining, energy and real estate industries. His business experience includes international assignments in the United Kingdom, Canada, the United States, Switzerland and Norway. From December 3, 2009 to present, Mr. Wilson has served as Vice President of Business Development and a member of the Board of Directors of Mainland Resources, Inc., a reporting company quoted on the OTC Bulletin Board. From September 2008 to present, Mr. Wilson has served as the President/Chief Executive Officer and a director of Morgan Creek Energy Corp., a reporting company quoted on the OTC Bulletin Board. From April 2007 through October 2009, Mr. Wilson was the president and a director of Hana Mining Ltd., a publicly TSX-V listed exploration company seeking to develop a copper-silver resource in Botswana, Africa. Additionally, during 2005 and 2006, he served as the president and chief executive officer of Sun Oil and Gas Corp.

William D. Thomas. Mr. Thomas has over thirty years of experience in the finance and accounting areas for the natural resource sector. Mr. Thomas has served as Chief Financial Officer, Secretary and Treasurer of Mainland Resources, Inc., a reporting company quoted on the OTC Bulletin Board, from July 2008 through September 2009 and from March 2010 to the present. In addition, Mr. Thomas has served as a director of Mainland Resources since September 2009. From August 2008 to present, Mr. Thomas has served as Chief Financial Officer, Secretary, Treasurer and a director of Mercer Gold Corp., a reporting company quoted on the OTC Bulletin Board. From January 2009 to present, Mr. Thomas has served as Chief Financial Officer, Secretary and Treasurer of Morgan Creek Energy, Inc., a reporting company quoted on the OTC Bulletin Board. In July 2007 Mr. Thomas took on the role of Chief Financial Officer for two public resource companies; Hana Mining Inc. (TSX-V: HMG) and NWT Uranium Corp (TSX-V: NWT; OTCBB: NWURF). Mr. Thomas resigned from NWT Uranium Corp. and Hana Mining Inc in July 2008 and March 2010, respectively. Mr. Thomas held various successive management positions with Kerr McGee Corporation's China operations based in Beijing, China, ending in 2004 with his final position as Director of Business Services. For a brief period after leaving Kerr McGee, Mr. Thomas acted as a self-practitioner in the accounting and finance field.

Mr. Thomas attained his Chartered Accountant (CA) designation from the Canadian Institute of Chartered Accountants in 1977. He holds an Honors Bachelor of Commerce and Finance from the University of Toronto, Ontario, Canada.

Paul Robert Lindsay. Mr. Lindsay has over 33 years mineral and mining experience, focused on management and mine development. He has experience in both underground and surface mining and development of flat and decline mining operations. He is a specialist in development and construction and has a long history with Managing Civil & Mechanical Construction on surface and underground, as well as environmental management working towards I.S.O 14001 accreditation.

Mr. Lindsay was most recently a mining consultant to Koidu Holdings from January 2010 until present. He was the Mining Manager at the Geita Gold Mine operated by Anglo Gold Ashanti in Tanzania from 2007 to 2010 and was also the Mining Manager at their Yatela Gold Mine in Mali during that time. He was the Senior Mining Engineer for De Beers' Venetia Mine in South Africa (1997-2007) and the Mine Overseer at De Beers' Finsch Mine, also located in South Africa (1981 to 1997).

A resident of South Africa, Mr. Lindsay is an Associate Member of the South African Institute of Mining & Metallurgy and Fellow Member of the Institute of Quarrying.

SECTION 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits

(a)        Financial Statements of Business Acquired

Not applicable.

(b)        Pro forma Financial Information

Not applicable.

(c)        Shell Company Transaction

Not applicable.

(d)        Exhibits
Exhibit	Description
10.1	Share Purchase Agreement dated March 14, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO RESOURCES, INC.
Date: April 7, 2011	/s/ William D. Thomas Name: William D. Thomas Title: Chief Financial Officer

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